Exhibit 99.1

Synaptics to Acquire DSP Group, Expanding Leadership in Low Power AI Technology

Further Accelerates IoT Diversification While Strengthening Wireless Connectivity Portfolio

SAN JOSE, Calif., August 30, 2021 – Synaptics Incorporated (Nasdaq: SYNA) and DSP Group, Inc. (Nasdaq: DSPG) today announced the signing of a definitive agreement, unanimously approved by the boards of directors of both companies, whereby Synaptics acquires DSP Group, a leading global provider of voice and wireless chipset solutions for converged communications, at $22.00 per share in an all-cash transaction. The combination is anticipated to generate annual run rate synergies of $30 million for the new entity to be realized within 12 months of closing and is immediately accretive to Synaptics' non-GAAP earnings. The transaction is expected to be financed through a combination of cash on hand and a fully committed, incremental debt financing arrangement with a projected close by the end of calendar year 2021, subject to DSP Group shareholder approval and customary closing conditions.

DSP Group has leadership positions across multiple markets in the Internet of Audio Things (IoAT) with significant growth opportunities in low power SmartVoice, unified communications & collaboration, and wireless IoT devices. Most of these solutions are quite relevant to Synaptics' existing customer base, furthering the strategy of cross-selling portfolio devices.

Synaptics recently announced its Low Power Edge AI initiative, which opens a significant long-term opportunity with ABI research predicting approximately 2.5 billion TinyML units to be sold by 2030. The addition of DSP Group's best-in-class SmartVoice products to Synaptics' Katana smart vision platform creates a complete portfolio that can both serve existing customer needs and address the significant future market. In addition, the combination further strengthens Synaptics' industry-leading wireless connectivity portfolio by adding DECT Ultra Low Energy (ULE), which enables a fully-featured intelligent home security solution.

"We continue to invest in technologies that tilt our product mix toward IoT applications," said Michael Hurlston, President and CEO of Synaptics. "DSP Group's expertise in SmartVoice and ULE wireless solutions, coupled with Synaptics' leadership position in far-field speech recognition and IoT directed Wi-Fi/BT combos enables us to deliver increasingly differentiated solutions to our combined customer base, while positioning us to lead the transition to AI enabled devices at the edge of the network."

"We are excited to join forces with Synaptics, a recognized leader in products for IoT. This combination provides a great result for our shareholders who have supported us through this journey, delivering meaningful and certain value," said Ofer Elyakim, CEO of DSP Group. "Our complementary portfolios together with the combination of our world-class engineering teams creates an exciting opportunity for DSP Group's core technology to extend further into our existing customers' product portfolio."

“The DSP Group board of directors unanimously supports this transaction as it represents an excellent outcome for our shareholders," commented Ken Traub, Chairman of the Board of Directors, DSP Group. “We would like to thank DSP Group’s management and employees for their dedication to executing our strategy and congratulate them on this exciting achievement."

Advisors

Goodwin Procter LLP is serving as legal counsel and Barclays is providing committed financing to Synaptics. Goldman Sachs & Co. LLC is serving as financial advisor and Morrison & Foerster LLP is serving as legal counsel to DSP Group.

Webcast and Conference Call Information:

Synaptics will host a teleconference and webcast to discuss the transaction today, August 30, 2021 at 5:30 AM Pacific Time. To access the call, dial (833) 614-1539 and enter conference ID 9148606. Join the webcast at https://edge.media-server.com/mmc/p/p72mphmz.

Supplementary slides and archived webcast of the conference call will be accessible from the "Investor Relations" section of the company's website at https://investor.synaptics.com/

About Synaptics Incorporated:

Synaptics (Nasdaq: SYNA) is changing the way humans engage with connected devices and data, engineering exceptional experiences throughout the home, at work, in the car, and on the go. Synaptics is the partner of choice for the world's most innovative intelligent system providers who integrate multiple experiential technologies into platforms that make our digital lives more productive, insightful, secure, and enjoyable. These customers combine Synaptics' differentiated technologies in touch, display, and biometrics with a new generation of advanced connectivity and AI-enhanced video, vision, audio, speech, and security processing. Follow Synaptics on LinkedIn, Twitter, and Facebook, or visit synaptics.com.

About DSP Group

DSP Group®, Inc. (NASDAQ: DSPG) is a global leader in wireless chipsets for a wide range of smart-enabled devices. The company was founded in 1987 on the principles of experience, insight and continuous advancement which enable the company to consistently deliver next-generation solutions in the areas of voice, audio, video and data connectivity.  DSP Group, an expert in voice processing, invests heavily in innovation for the smart future and designs leading-edge semiconductor technology that is enabling our customers to develop a new wave of products that bring enhanced user experiences through innovation.  For more information, visit www.dspg.com.

Additional Information and Where to Find It

In connection with the transaction, DSP Group, Inc. ("DSP Group") will file relevant materials with the Securities and Exchange Commission (the "SEC"), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, DSP Group will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting related to the transaction. STOCKHOLDERS OF DSP GROUP ARE URGED TO READ THESE MATERIALS, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT DSP GROUP WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DSP GROUP AND THE TRANSACTION. The preliminary proxy statement, the definitive proxy statement and other relevant materials for DSP Group stockholders in connection with the transaction (when they become available), and any other documents filed by DSP Group with the SEC, may be obtained free of charge at the SEC's website (http://www.sec.gov) or at DSP Group's website (http://www.dspg.com) or by writing to DSP Group at 2055 Gateway Place, San Jose, California 95110, attention Investor Relations.

Participants in the Solicitation

DSP Group and certain of its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from DSP Group's stockholders with respect to the transaction. Information about DSP Group's directors and executive officers and their ownership of DSP Group's common stock is set forth in DSP Group's proxy statement on Schedule 14A filed with the SEC on April 30, 2021, and subsequent changes made by such persons on Statements of Changes in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants and their direct and indirect interests in the transaction will be set forth in the proxy statement and other materials to be filed by DSP Group in connection with the transaction.

Legal Notice Regarding Forward-Looking Statements

This release contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business, including our expectations regarding the proposed transaction between Synaptics and DSP Group, the expected timetable for completing the transaction and the potential benefits of the transaction including expected synergies, and potential impacts on our business of the COVID-19 pandemic, and can be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements may include words such as "expect," "anticipate," "intend," "believe," "estimate," "plan," “target,” “strategy,” “continue,” “may,” “will,” “should,” variations of such words, or other words and terms of similar meaning. All forward-looking statements reflect our best judgment and are based on several factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Such factors include, but are not limited to, the possibility that various conditions to the consummation of the proposed transaction between Synaptics and DSP Group will not be satisfied or waived, the ability to successfully integrate the acquired business into Synaptics’ portfolio, the failure to realize the anticipated benefits of the transaction and expected synergies related thereto, the adverse impact associated with the announcement or pendency of the proposed transaction on the business relationships, operating results and employees of Synaptics and DSP Group, the risk that our business, results of operations and financial condition and prospects may be materially and adversely affected by the COVID-19 pandemic and that significant uncertainties remain related to the impact of COVID-19 on our business operations and future results; global supply chain disruptions and component shortages that are currently affecting the semiconductor industry as a whole; the risks as identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of the most recent Annual Report on Form 10-K and the most recent Quarterly Report on Form 10-Q (including that the impact of the COVID-19 pandemic may also exacerbate the risks discussed therein); and other risks as identified from time to time in the Securities and Exchange Commission reports of Synaptics and DSP Group. Forward-looking statements are based on information available to Synaptics and DSP Group on the date hereof, and neither company has, and each expressly disclaims, any obligation to publicly release any updates or any changes in expectations, or any change in events, conditions, or circumstances on which any forward-looking statement is based. Actual results and the timing of certain events could differ materially from the forward-looking statements.

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For more information:

Synaptics Investor Relations

Munjal Shah

munjal.shah@synaptics.com

Synaptics Public Relations

Sarah Siripoke

sarah.siripoke@synaptics.com

DSP Group Investor Relations

Tali Chen

tali.chen@dspg.com